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                                                                    Exhibit 99.2



                          FORM OF STOCKHOLDER AGREEMENT

                  This Stockholder Agreement (the "Agreement") is made and entered into as of April 12, 1999, between Cisco Systems, Inc., a California corporation ("Parent"), Geronimo Merger Corp., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the undersigned stockholder ("Stockholder") of GeoTel Communications Corporation, a corporation existing under the laws of Delaware ("Company").

                                    RECITALS

                  WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization dated as of April 12, 1999, among Parent, Merger Sub and Company (such agreement as it may be amended or restated is hereinafter referred to as the "Reorganization Agreement"), the parties agreed that concurrently with the execution of the Reorganization Agreement and as an inducement to Parent and Merger Sub to execute the Reorganization Agreement, Parent, Merger Sub and Stockholder would execute and deliver this Stockholder Agreement;

                  WHEREAS, Parent has agreed to acquire the outstanding securities of Company pursuant to a merger of Merger Sub with and into Company (the "Merger") effected in part through the conversion of each outstanding share of capital stock of Company (the "Company Capital Stock"), into shares of common stock of Parent (the "Parent Shares") at the rate set forth in the Reorganization Agreement (the "Transaction"); and

                  WHEREAS, Stockholder is the registered and beneficial owner of such number of shares of the outstanding capital stock of Company as is indicated on the signature page of this Agreement (the "Shares").

                  NOW, THEREFORE, the parties agree as follows:

                  1.       SHARE OWNERSHIP AND AGREEMENT TO RETAIN SHARES.

                           1.1      TRANSFER AND ENCUMBRANCE.

                                    (a)     Stockholder is the beneficial owner
of that number of Shares of Company Capital Stock set forth on the signature page hereto and, except as otherwise set forth on the signature page hereto, did not acquire any shares of Company Capital Stock in contemplation of the Merger. These Shares constitute the Stockholder's entire interest in the outstanding capital stock of Company. No other person or entity not a signatory to this Agreement has a beneficial interest in or a right to acquire such Shares of Company Capital Stock or any portion of such Shares of Company Capital Stock. The Shares are and will be at all times up until the Expiration Date free and clear of any liens, claims, options, charges or other encumbrances.

                                    (b)     Stockholder agrees not to transfer
(except as may be specifically required by court order or by operation of law, in which case any such transferee must agree in writing to be bound hereby), sell, exchange, pledge or otherwise dispose of or



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encumber the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as defined in the Reorganization Agreement) of the Transaction, and (ii) the date of the termination of the Reorganization Agreement.

                  1.2 NEW SHARES. Stockholder agrees that any shares of capital stock of Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

                  2.       2.1      AGREEMENT TO VOTE SHARES. Prior to the
Expiration Date, at every meeting of the Stockholders of Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of Company with respect to any of the following, Stockholder shall vote the Shares and any New Shares in favor of approval of the Merger and the Reorganization Agreement.

                  2.2 OBLIGATIONS AS DIRECTORS AND/OR OFFICERS. If at any time prior to the expiration of this Agreement Stockholder is a member of the Board of Directors of Company ("Director") or an officer of Company, nothing in this Agreement shall limit or restrict the Director or officer in acting in his capacity as a Director or officer, as the case may be, of Company and exercising his fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Stockholder solely in its capacity as a stockholder and shall not apply to the Director's or officers actions, judgments or decisions as a Director or officer of Company.

                  3. IRREVOCABLE PROXY. Stockholder is hereby delivering to Parent a duly executed proxy in the form attached hereto as EXHIBIT A (the "Proxy"), such Proxy to cover the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any meeting of Stockholders or pursuant to any written consent. Upon the execution of this Agreement by the Stockholder, the Stockholder hereby revokes any and all prior proxies given by the Stockholder with respect to the Shares and, except for any proxy to be granted to Company management in connection with Company's Annual Meeting of Stockholders to elect directors of Company, to approve an amendment to Company's Restated Certificate of Incorporation approving an increase in the authorized number of shares of Common Stock and to ratify the selection of Company's auditors, agrees not to grant any subsequent proxies with respect to the Shares or any New Shares until after the Expiration Date.

                  4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Parent as follows:

                                    (a)      Until the Expiration Date, the
Stockholder will not take any action the Company is forbidden to take pursuant to Section 4.3 of the Reorganization Agreement.


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                                    (b)      Stockholder is competent to execute
and deliver this Stockholder Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Stockholder Agreement has been duly and validly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms except that (i) the enforceability thereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

                                    (c)      The execution and delivery of this
Stockholder Agreement by Stockholder does not, and the performance of this Stockholder Agreement by Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance, on any of the Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares or New Shares are or will be bound or affected.

                  5. ADDITIONAL DOCUMENTS. Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

                  6. CONSENT AND WAIVER. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Transaction under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

                  7. CONFIDENTIALITY. Stockholder agrees (i) to hold any information regarding this Agreement and the Transaction in strict confidence, and (ii) not to divulge any such information to any third person, until such time as the Transaction has been publicly disclosed by Parent.

                  8.       MISCELLANEOUS.

                           8.1      SEVERABILITY.  If any term, provision,
covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                           8.2      BINDING EFFECT AND ASSIGNMENT.  This
Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This


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Agreement is intended to bind Stockholder as a Stockholder of Company only with respect to the specific matters set forth herein.

                           8.3      AMENDMENT AND MODIFICATION.  This Agreement
may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                           8.4      SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF.
The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent or Merger Sub upon any such violation, Parent and Merger Sub shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent or Merger Sub at law or in equity and the Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

                           8.5      NOTICES. All notices, requests, demands or
other communications that are required or may be given pursuant to the terms of this Stockholder Agreement shall be in writing and shall be deemed to have been duly given upon receipt if delivered by hand or mailed by registered or certified mail, postage prepaid, or sent by facsimile transmission as follows:

                                    (a)      If to the Stockholder, at the
address set forth below the Stockholder's signature at the end hereof.

                                    (b)      if to Parent or Merger Sub, to:

                                             Cisco Systems, Inc.
                                             170 West Tasman Drive
                                             San Jose, CA 95134-1706
                                             Attention:  President
                                             Facsimile No.: (408) 526-4914

                                             with a copy to:

                                             Brobeck, Phleger & Harrison LLP
                                             2200 Geng Road
                                             Two Embarcadero Place
                                             Palo Alto, CA  94303
                                             Attention:       Therese A. Mrozek
                                             Facsimile No.:   (650) 496-2885

                                    (c)      if to Company, to:

                                             GeoTel Communications Corporation
                                             900 Chelmsford Street



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                                             Tower II, Floor 12
                                             Lowell, MA  01851
                                             Attention:  President
                                             Facsimile No:   (978) 275-5399

                                             with a copy to:
                                             Testa, Hurwitz & Thibeault, LLP
                                             High Street Tower
                                             125 High Street
                                             Boston, MA 02110
                                             Attention: Mark J. Macenka
                                             Facsimile No. (617) 248-7100


or to such other address as any party hereto may designate for itself by notice given as herein provided.

                           8.6       GOVERNING LAW. This Amendment shall be
governed by, construed and enforced in accordance with the laws of the State of Delaware.

                           8.7      ENTIRE AGREEMENT. This Agreement and the
Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                           8.8      COUNTERPART.  This Agreement may be executed
in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                           8.9      EFFECT OF HEADINGS.  The section headings
herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Stockholder Agreement to be executed as of the date first above written.



CISCO SYSTEMS, INC.                    STOCKHOLDER


By:_____________________________       ____________________________________
                                       (Signature)


Name:___________________________       ____________________________________
                                       (Print Name)


Title:__________________________       ____________________________________
                                       (Print Address)


GERONIMO MERGER CORP.                  ____________________________________
                                       (Print Address)

By:_____________________________
                                       ____________________________________
                                       (Print Telephone Number)
Name:___________________________

Title:__________________________       ____________________________________
                                       (Social Security or Tax I.D. Number)

Total Number of Shares of Company Capital Stock owned on the date hereof:


Common Stock:                          ____________________________________








                    [SIGNATURE PAGE TO STOCKHOLDER AGREEMENT]




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                                    EXHIBIT A

                                IRREVOCABLE PROXY

                                TO VOTE STOCK OF

                                     COMPANY


                  The undersigned Stockholder of GeoTel Communications Corporation, a Delaware corporation ("Company"), hereby irrevocably (to the fullest extent permitted by the Delaware General Corporation Law) appoints the members of the Board of Directors of Cisco Systems, Inc., a California corporation ("Parent"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and, except for any proxy to be granted to Company management in connection with Company's Annual Meeting of Stockholders to elect directors of Company, to approve an amendment to Company's Restated Certificate of Incorporation approving an increase in the authorized number of shares of Common Stock and to ratify the selection of Company's auditors, the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

                  This Irrevocable Proxy is irrevocable (to the fullest extent provided in the Delaware General Corporation Law), is coupled with an interest, including, but not limited to, that certain Stockholder Agreement dated as of even date herewith by and among Parent, Geronimo Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and the undersigned, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger and Reorganization between Company, Parent and Merger Sub (the " Reorganization Agreement"), which agreement provides for the merger of Merger Sub with and into Company (the "Merger"). As used herein, the term "Expiration Date" shall mean the earlier to occur of such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement and the date of the termination of the Reorganization Agreement.

                  The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute


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and deliver written consents pursuant to the Delaware General Corporation Law), at every annual, special or adjourned meeting of the Stockholders of Company and in every written consent in lieu of such meeting in favor of approval of the Merger and the Reorganization Agreement.

                  The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Stockholder may vote the Shares on all other matters.

                  All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



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                  This Irrevocable Proxy is coupled with an interest as
aforesaid and is irrevocable.

Dated:  April 12, 1999


                           _____________________________________________
                           (Signature of Stockholder)


                           _____________________________________________
                           (Print Name of Stockholder)


                           Shares beneficially owned:

                           _________ shares of Company Common Stock














                      [SIGNATURE PAGE TO IRREVOCABLE PROXY]